                       NATIONWIDE VARIABLE INSURANCE TRUST

                      Federated NVIT High Income Bond Fund

                      Supplement dated June 1, 2007 to the
                          Prospectus dated May 1, 2007

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

Effective as of the date of the  Prospectus,  Mark E. Durbiano is sole portfolio manager  of the  Federated  NVIT High  Income  Bond  Fund.  The  section  titled
"Federated NVIT High Income Bond Fund" under  "Portfolio  Management" on page 24 has been deleted and is restated in its entirety as follows:

Federated NVIT High Income Bond Fund

Mark E. Durbiano is the portfolio manager of the Fund and is responsible for the
day-to-day   management  of  the  Fund,   including   selection  of  the  Fund's
investments.  Mr. Durbiano joined Federated Investors,  Inc. in 1982, has been a
Senior Vice  President  of a  subsidiary  of the  subadviser  since 1996 and has managed the Fund since its inception.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-NSUB-1 6/07